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                                                                   EXHIBIT 10.16




             EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                              FACILITIES AGREEMENT

         THIS EIGHTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of June 25, 2001, by and among DT INDUSTRIES, INC., a Delaware corporation ("Domestic Borrower"), DT INDUSTRIES
(UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH INC., formerly Kalish Canada Inc., and DT CANADA INC. (together with Domestic Borrower, separately and collectively, "Borrower"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent ("Administrative Agent"), and the other lenders listed on the signature pages hereof (the "Lenders").

                                    RECITALS

                  (a) Borrower, Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21, 1997 (as amended through the date hereof, the "Credit Agreement"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

                  (b) Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement to provide for an extension of the latest permitted expiry date for Letters of Credit.

         NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

         1. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by amending and restating the ninth sentence of Section 3.7 thereof, as follows:

                  The expiration date of any Letter of Credit will be a Business Day that is not more than one year after its issuance date and is not later than August 2, 2001; provided, however, that the expiration date for a Letter of Credit may be later than August 2, 2001, if Letter of Credit Issuer and Required Lenders consent to such issuance and Borrower provides to Letter of Credit Issuer cash collateral satisfactory to Letter of Credit Issuer and Required Lenders as security for Borrower's obligation to reimburse Letter of Credit Issuer for all draws thereunder.

         2. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document or prejudice any rights or remedies which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

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         3. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Domestic
Borrower's Subsidiaries which has executed a guaranty of the Loan Obligations
(a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

         4. RELEASE.

                  (a) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "Released Lender Parties") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "Borrower Claims") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Domestic Borrower or any of its Subsidiaries ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

                  (b) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

                  (c) The agreements of the Domestic Borrower and each of its Subsidiaries set forth in this Section 9 shall survive termination of this Amendment and the other Loan Documents.

         5. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of June 25, 2001, so long as all corporate actions of Borrower and the Significant Subsidiaries taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to Administrative Agent and Lenders, and each of the following conditions precedent shall have been satisfied:

                  (a) All reasonable out-of-pocket fees and expenses in connection with the Loan Documents, including this Amendment, including legal and other professional fees and expenses incurred on or prior to the date of this Amendment by Administrative Agent or any Lender,



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         including, without limitation, the fees and expenses of Winstead
         Sechrest & Minick P.C. and Arthur Andersen L.L.P., shall have been paid.

                  (b) Administrative Agent and each Lender shall have received each of the following:

                           (i) This Amendment, executed by Borrower, the
                  Significant Subsidiaries and Required Lenders; and

                           (ii) such other documents, certificates and
                  instruments as the Administrative Agent shall require prior to the date hereof.

         6. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

         7. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

         8. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

         9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         10. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

         11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.


DT INDUSTRIES, INC.,                                          KALISH INC. formerly Kalish Canada Inc.,
a Delaware corporation                                        a New Brunswick, Canada corporation



By:    /s/ John M. Casper                                     By:     /s/ John M. Casper
       -----------------------------------                           ---------------------------------
Name:  John M. Casper                                         Name:   John M. Casper
       -----------------------------------                           ---------------------------------
Title: Senior Vice President-Finance,  CFO                    Title: Vice President
       -----------------------------------                           ---------------------------------


DT CANADA INC.,                                               ASSEMBLY TECHNOLOGIE &
a New Brunswick, Canada corporation                           AUTOMATION GMBH, a German
                                                              limited liability company



By:     /s/ John M. Casper                                    By:    /s/ John M. Casper
       -----------------------------------                           ---------------------------------
Name:   John M. Casper                                        Name:   John M. Casper
       -----------------------------------                           ---------------------------------
Title: Vice President                                         Title: Geschaftsfuhrer
       -----------------------------------                           ---------------------------------


DT INDUSTRIES (UK) II LIMITED,
a corporation of England and Wales



By:     /s/ John M. Casper
       -----------------------------------
Name:   John M. Casper
       -----------------------------------
Title: Managing Director
       -----------------------------------

BANK OF AMERICA, N.A., formerly                               DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative Agent                    AND GRAND CAYMAN BRANCHES
and a Lender



By:    /s/ William E. Livingstone, IV                         By:
       ---------------------------------                             ---------------------------------
       William E. Livingstone, IV                             Name:
       ---------------------------------                             ---------------------------------
       Managing Director                                      Title:
       ---------------------------------                             ---------------------------------

                                                              By:
                                                                     ---------------------------------
                                                              Name:
                                                                     ---------------------------------
                                                              Title:
                                                                     ---------------------------------

MERRILL LYNCH, PIERCE,                                        THE BANK OF NOVA SCOTIA
FENNER & SMITH, INCORPORATED



By:    /s/ Barbara S. Scholl                                  By:    /s/ M. D. Smith
       ---------------------------------                             ---------------------------------
Name:  Barbara S. Scholl                                      Name:   M. D. Smith
       ---------------------------------                             ---------------------------------
Title: Managing Director                                      Title:  Agent
       ---------------------------------                             ---------------------------------

SUMITOMO MITSUI BANKING
CORPORATION                                                   FIRSTAR BANK, N.A.



By:    /s/ William M. Ginn                                    By:    /s/ Peter W. Bakker
       ---------------------------------                             ---------------------------------
Name:  William M. Ginn                                        Name:   Peter W. Bakker
       ---------------------------------                             ---------------------------------
Title: General Manager                                        Title:  Senior Vice President
       ---------------------------------                             ---------------------------------

GENERAL ELECTRIC CAPITAL CORPORATION



By:    /s/ Gregory Hong
       ---------------------------------
Name:  Gregory Hong
       ---------------------------------
Title: Duly Authorized Signatory
       ---------------------------------

NATIONAL CITY BANK


By:    /s/ Sharon L. Johnston
       ---------------------------------
Name:  Sharon L. Johnston
       ---------------------------------
Title: Vice President
       ---------------------------------

ACKNOWLEDGED AND AGREED:

ADVANCED ASSEMBLY AUTOMATION, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

ASSEMBLY TECHNOLOGY & TEST, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

DETROIT TOOL AND ENGINEERING COMPANY



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------


DETROIT TOOL METAL PRODUCTS CO.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

HANSFORD MANUFACTURING CORPORATION



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

PHARMA GROUP, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

MID-WEST AUTOMATION ENTERPRISES, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

MID-WEST AUTOMATION SYSTEMS, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------

SENCORP SYSTEMS, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------


VANGUARD TECHNICAL SOLUTIONS, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------


ARMAC INDUSTRIES CO.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------


ASSEMBLY MACHINES, INC.



By:    /s/ John M. Casper
       ---------------------------------
Name:   John M. Casper
       ---------------------------------
Title:  Vice President
       ---------------------------------